UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		January 9, 2013
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Ave, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(714) 431-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS.

As previously reported, Pacific Premier Bancorp, Inc. (the “Company”) entered into an underwriting agreement, dated December 6, 2012 (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as underwriter and representative of the other underwriter, D.A. Davidson & Co., with respect to the offer and sale of 3,300,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a public offering price of $10.00 per share in an underwritten public offering (the “Offering”). As part of the Offering, the Company granted the underwriters a 30-day option to purchase up to an additional 495,000 shares of Common Stock (the “Option Shares”) at a public offering price of $10.00 per share to cover over-allotments, if any (the “Over-allotment Option”). On January 4, 2013, the underwriters provided notice to the Company that they would exercise the Over-allotment Option in full.

The sale of the Option Shares was completed on January 9, 2013.  The Company received aggregate net proceeds from the sale of the Option Shares of approximately $4.7 million after deducting underwriting discounts and commissions, bringing the total net proceeds to the Company from the Offering to approximately $35.6 million.

The Option Shares were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-182499) declared effective by the Securities and Exchange Commission on July 12, 2012 (the “Registration Statement”). The offer and sale of the Option Shares are described in the Company’s prospectus, constituting a part of the Registration Statement, as supplemented by a final prospectus supplement dated December 6, 2012.  Exhibits 5.1 and 23.1 with respect to the issuance of the Option Shares, which are attached to this Current Report on Form 8-K, are incorporated by reference in their entirety into the Registration Statement.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number

  5.1                                Opinion of Patton Boggs LLP, dated January 9, 2013

 23.1                              Consent of Patton Boggs LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	January 9, 2013	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit
Number

  5.1                                Opinion of Patton Boggs LLP, dated as of January 9, 2013

 23.1                              Consent of Patton Boggs LLP (included in Exhibit 5.1)